Exhibit 99.1

I n v e s t o r P r e s e n t a t i o n U p d a t e d J a n u a r y 26, 2022

F O R W A R D - L OO K I N G S T A T E M E N T S This document (including information incorporated by reference) contains, and future oral and written statements of the Company and its management may contain, forward - looking statements, within the meaning of such term in the Private Securities Litigation Reform Act of 1995, with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward - looking statements, which may be based upon beliefs, expectations and assumptions of the Company's management and on information currently available to management, are generally identifiable by the use of words such as “believe,”“expect,”“anticipate,”“bode,”“predict,”“suggest,” “project,”“appear,”“plan,” “intend,”“estimate,”“may,”“will,”“would,”“could,”“should,”“likely,” or other similar expressions. Additionally, all statements in this document, including forward - looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events. A number of factors, many of which are beyond the ability of the Company to control or predict, could cause actual results to differ materially from those in its forward - looking statements. These factors include, among others, the following: (i) the strength of the local, state, national and international economies; (ii) the economic impact of any future terrorist threats and attacks, widespread disease or pandemics (including the COVID - 19 pandemic in the United States), acts of war or threats thereof, or other adverse external events that could cause economic deterioration or instability in credit markets, and the response of the local, state and national governments to any such adverse external events; (iii) changes in accounting policies and practices as may be adopted by the state and federal regulatory agencies, the FASB, the Securities Exchange Commission, or the PCAOB, including FASB’s CECL impairment standards; (iv) changes in state and federal laws, regulations and governmental policies concerning the Company’s general business; (v) changes in interest rates and prepayment rates of the Company’s assets (including the impact of LIBOR phase - out); (vi) increased competition in the financial services sector and the inability to attract new customers; (vii) changes in technology and the ability to develop and maintain secure and reliable electronic systems; (viii) unexpected results of acquisitions, which may include failure to realize the anticipated benefits of acquisitions and the possibility that transaction costs may be greater than anticipated; (ix) the loss of key executives or employees; (x) changes in consumer spending; (xi) unexpected outcomes of existing or new litigation involving the Company; (xii) the economic impact of exceptional weather occurrence, such as tornados, floods and blizzards, and; (xiii) the ability of the Company to manage the risks associated with the foregoing as well as anticipated. These risks and uncertainties should be considered in evaluating forward - looking statements and undue reliance should not be placed on such statements. Additional information concerning the Company and its business, including additional factors that could materially affect the Company’s financial results, is included in the Company’s filings with the Securities and Exchange Commission. N O N - G AA P F I N A N C I A L M EAS U R ES These slides contain non - GAAP financial measures. For purposes of Regulation G, a non - GAAP financial measure is a numerical measure of the registrant ’ s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirement of Regulation G, the Company has provided reconciliations within the slides, as necessary, of the non - GAAP financial measure to the most directly comparable GAAP financial measure. For more details on the Company’s non - GAAP measures, refer to the Company’s Annual Report on Form 10 - K for the year ended December 31, 2020.

WHY INVEST

Why QCRH?

Our business model is better. Our performance is better. Our future is bright.

Business Model	Performance	Outlook
Local charter autonomy attracts best bankers and clients	High-performing niche businesses	EPS CAGR of 23% in last five years and positioned for sustained growth
Attractive and growing mid-size metro markets	Diverse and growing fee revenue streams	Long runway in niche business areas
Agility and responsiveness to clients	Strong and consistent loan growth	Capacity for future M&A and considered acquirer of choice
Relationships matter in our size markets	Upper quartile ROAA	Right people, infrastructure and balance sheet to sustain performance
Focus on growing shareholder value	Strong Credit Culture	Current valuation provides upside for investors

QCR HOLDINGS, INC. 3

QCR Holdings, Inc. HOW WE’RE DIFFERENT 4

COMPANY

QCR Holdings (NASDAQ: QCRH) | Founded in 1993

A business model that works.

- ✓ Local charter autonomy with support from centralized group operations
- ✓ Agile and responsive to client needs
- ✓ Attracts the best bankers *and best clients* in each market
- ✓ Highly competitive with larger national and regional banks
- ✓ Strong relationships with clients differentiate us from other banks

Lines of Business

Full-Service Commercial and Consumer Banking

High-Performing Niche Business Areas:

- Specialty Finance Group
- Correspondent Banking
- Wealth Management Services

Assets: $6.1 Billion

Loans: $4.7 Billion

Deposits: $4.9 Billion

Wealth Management: $5.4 Billion

- $4.2 Billion in Trust and Investment Accts.
- $1.2 Billion in Brokerage Accounts/RIA

QCR Holdings, Inc. 5

RESULTS

Exceptional Growth in Key Financial Metrics

In the last five years, our company has doubled in size and delivered consistent, steady growth - outperforming many of our peers.

Financial Metric	12/31/2016	12/31/2021	CAGR %
Earnings Per Share	$2.17	$6.20	23.4%
Tangible Book Value Per Share	$20.11	$38.02	13.6%
Loans	$2.4B	$4.7B	14.4%
Core Deposits	$2.6B	$4.9B	13.5%
Assets Under Management	$2.4B	$5.4B	17.6%

CAGR=Compound Annualized Growth Rate

QCR HOLDINGS, INC.
6

UNIQUE

How is QCRH different? Our niches drive outstanding results.

Built on top of our solid core business, our three primary niche areas diversify our earnings power with exceptional results.

No one else does it quite like we do.

Our High-Performing Business Niches			Solid Core Business Commercial Banking
Specialty Finance Group	**Wealth Management**	**Correspondent Banking**	
• Municipal and tax credit specialty financing • Significant floating to fixed rate swap revenue in tax credit lending • Capital markets revenue averaging $17MM per quarter for last eight quarters	• Fiduciary services • Investment management services • Financial planning • Brokerage services • 12/31/21 AUM: $5.4B	• Competitive deposit products with nearly $2B in total liquidity • Safekeeping and cash management services • 187 correspondent banking relationships • Bank stock loans	• Consumer & retail banking • Complex commercial lending • Sophisticated treasury management solutions • Customized private banking services • Small ticket lease financing (m2 Equipment Finance)

QCR HOLDINGS, INC.
7

SFG NICHE

A Complex and Profitable Business: Specialty Finance Group



With decades of experience, our team has navigated the **complexity** of the municipal and tax credit financing space – creating a **sustainable and profitable** business at QCRH.

Our SFG business is a unique niche that offers:

- A strong pipeline of business for long-term sustainability and growth
- Complex business which creates barriers to entry by competitors
- Room to grow this business niche

QCR Holdings, Inc. 8

SFG GROWTH

A Complex and Profitable Business: Specialty Finance Group


Fee Income Growth ($MM)
$80
$70
$60
$50
$40
$30
$20
$10
$0
CAGR from 2018-2021: 87.9%
$0.6
$0.8
$9.1
$26.5
$67.9
$60.5
2016
2017
2018
2019
2020
2021
Fee Income


Loan and Bond Growth ($MM)
$2,500
$2,000
$1,500
$1,000
$500
$0
CAGR from 2016-2021: 34.7%
$491.8
$657.3
$863.3
$1,157.7
$1,632.3
$2,182.6
2016
2017
2018
2019
2020
2021
Loan and Bond Balances

QCR HOLDINGS, INC.
9

SFG GROWTH

SFG: Providing Municipal and Tax Credit Financing Solutions


Loan and Bond Growth Breakdown ($MM)
$2,500
$2,000
$1,500
$1,000
$500
$0
CAGR from 2016-2021: 34.7%
$491.8
$177.7
$304.0
$6.0
$4.1
2016
$657.3
$143.5
$372.0
$122.8
$18.9
2017
$863.3
$183.2
$394.6
$205.7
$79.9
2018
$1,157.7
$301.7
$395.0
$231.6
$229.4
2019
$1,632.3
$320.7
$472.6
$274.5
$564.5
2020
$2,182.6
$335.8
$469.4
$280.3
$1,097.1
2021
Low Income Housing Tax Credit Loans
Historic Tax Credit Loans
Municipal Bonds and Loans
Other

QCR Holdings, Inc.
10

WM SCOPE

A Broad Scope of Wealth Management Services

The ultimate relationship business, our wealth management structure and extensive scope of services cater to our clients' needs.

Wealth Management & Trust Services	Investment Center
• Investment management • Financial planning • Trust services • Fiduciary services • Tax services	• Investment management • Brokerage services • Services for a broad range of clients • Flexible model to serve at the right level

QCR HOLDINGS, INC.
11

1 2 Diverse and Growing Client Relationships W M G R O W TH $8 . 1 $9 . 9 $11 . 4 $12 . 0 $12 . 6 $15 . 3 $18 $16 $14 $12 $10 $8 $6 $4 $2 $0 2016 2017 2019 2020 2021 2018 Revenue * A l l d at a ex c l u d e s B at e s a n d R B & T . R ev e n u e ( $ MM ) * $1.8 $2 . 5 $2 . 5 $3.1 $3.4 $4.2 $0.6 $0.9 $0.9 $1.0 $1.0 $1.2 $0 $1 $2 $3 $4 $5 $6 2016 2021 2017 2018 T r u s t / I n v M g m t 2019 2020 Brokerage/RIA $4 . 1 $4 . 4 $5 . 4 A ss e t s U n d e r M a n a g e m e n t ( $ B ) * • Diverse wealth management solutions serving a wide range of clients. • More than 1,000 new relationships added over the last three years. • Vast majority of clients have also expanded their banking relationship with QCRH. $2.4 $3.4 $3.4

C o r r e s p o n d e n t B a n k i ng CORRESPONDENT Our strong Correspondent Banking business provides significant liquidity to fund growth. $325.9 $157.7 $277.4 $336.0 $187.2 $200.5 $182.0 $123.9 $322.9 $425.9 $219.9 $270.8 $255.3 $294.0 $631.9 $1,333.7 $1,261.2 $596 . 7 $643 . 0 $599 . 9 $1 , 112 . 5 $2 , 037 . 0 $1 , 817 . 1 $0 $500 $1 , 000 $1 , 500 $2 , 000 $2 , 500 2016 N o n i n t e r e s t B e a r i n g 2017 2018 I n te r e s t B e a r i n g 2019 2020 F e d e r a l R e s e r v e - EB A B a l a n c e s 2021 T o t a l Correspondent Banking Deposits/Managed Funds ($MM) 13

QCR Holdings, Inc. 14 OUR MARKETS Vibrant Commercial and Industrial Activity

MARKETS

We do business in vibrant markets.

- Relationships matter and differentiate us from big banks
- Robust commercial, industrial and technology activity (not tourism)
- Strong demographics and highly educated workforce drive steady growth
- Mid-sized metros 200K-500K population MSAs
- Ability to gain prominent market share



QCR Holdings, Inc.
15

MARKET SHARE

Strong Market Share in Attractive MSAs

Davenport-Moline, IA-IL

- Ranked #3 most diversified metro economy in U.S. (Livability.com 2020)
- 16th in the nation for high-tech job growth
- Ranked #3 out of 382 metro areas for industry diversity (EMSI)

Cedar Rapids, IA

- #11 in the top American cities to live in after the pandemic (Business Insider)
- Cedar Rapids named 'mini megacity to watch' (2020)
- #2 Most Recession-Resistant City 2020 (Smart Asset)

Des Moines-West Des Moines, IA

- #5 Best Place to Live in the U.S. (*U.S. News & World Report, 2020)*
- #8 Best City to Live in After the Pandemic (*Business Insider, 2020)*
- Top 10 Best Place for Business and Careers (Forbes 2019)

Springfield, MO

- Top 5 Best Cities to start a business
- Top 20 Magnets for Young Adults
- O'Reilly Auto Parts and Bass Pro Shops headquarters

Waterloo-Cedar Falls, IA

- First Gigabit city in Iowa and one of eight in the U.S.
- Cost of living is 2.2% below the national average
- Waterloo/Cedar Falls in the top 10 job markets in the U.S. (Zippia 2018)

Deposit Market Share in Our Current MSAs*

Top 20 Banks	Total Active Branches 2021	Total Deposits 2021 ($000)
Wells Fargo & Co. (CA)	36	6,506,254
U.S. Bancorp (MN)	40	4,904,499
QCR Holdings Inc. (IL)	**23**	**4,753,608**
BTC Financial Corp. (IA)	22	3,987,062
West Bancorp. (IA)	7	2,190,404
Bank of America Corporation (NC)	7	2,086,852
Great Southern Bancorp Inc. (MO)	20	1,968,703
Commerce Bancshares Inc. (MO)	10	1,612,396
Central Bancompany Inc. (MO)	23	1,573,455
Great Western Bancorp (SD)	11	1,364,013
Blackhawk Bancorp. Inc. (IL)	18	1,240,435
OakStar Bancshares Inc. (MO)	7	1,036,776
FSB Financial Services Inc. (IA)	6	966,475
Neighbor Insurance Agency Inc (IA)	9	911,589
Guaranty Federal Bcshs Inc. (MO)	10	793,117
Hills Bancorp. (IA)	7	764,244
BNP Paribas	11	662,005
Reliable Community Bcshs Inc. (MO)	8	573,209
First Midwest Bancorp Inc. (IL)	4	512,490
Lincoln Bancorp (IA)	5	503,330

*-Ranked 3rd in overall deposit market share in our current MSAs**

*-48% of deposits are based in a Top 20 ranked Midwest MSA***

**MSAs include* Davenport-Moline-Rock Island, IA-IL, Cedar Rapids, IA, Rockford-IL, Waterloo-Cedar Falls-IA, Des Moines/West Des Moines-IA, and Springfield, MO. All banks reflect Pro Forma Data from acquisitions. *Source: S&P Global Market Intelligence and Company documents. Deposit data as of 6/30/21.*

QCR HOLDINGS, INC.

16

GROWTH

Our Charters at a Glance

Entity	States/ Region	# Locations	Deposits	Market Share
Quad City Bank & Trust	Iowa/Illinois Quad Cities	5	$1.8B	#1
Cedar Rapids Bank & Trust	Iowa Cedar Rapids	5	$1.3B	#1
Community Bank & Trust (A Division of Cedar Rapids Bank & Trust)	Iowa Cedar Valley	3	$0.2B	#7
csb community state bank	Iowa Des Moines/ Ankeny	9	$1.0B	#7
SFC Bank	Missouri Springfield	1	$0.6B	#7

Location and deposit data as of December 31, 2021.

QCR Holdings, Inc.
17

QCR Holdings, Inc. 18 WHO WE ARE Focused on the Right Things

WHO WE ARE

Our Mission, Vision and Values

Our Mission
We make financial dreams a reality.

Our Vision
Exceptional people providing extraordinary performance for our clients, shareholders and communities.

Our Values
PASSION | We care.

ACHIEVEMENT | We expect to win.

ACCOUNTABILITY | We drive it.

COLLABORATION | We work together.

INNOVATION | We embrace change.

INCLUSION | We respect all.

QCR Holdings, Inc.
19

COMMITMENT

Environmental, Social and Governance Highlights

Energy efficient facility enhancements to reduce energy consumption	**$17.5 million** in financing for solar projects and $5.49 million in Property Assessed Clean Energy (PACE) financing outstanding as of 12/31/20	Company-wide diversity training and unconscious bias workshops conducted in 2020
12,563 employee volunteer hours in 2020	Paid parental leave and enhanced mental health benefits added to employee benefits package in 2020	**$33,536,203** CRA financing and investments in 2020; 639 hours of financial literacy classes
45% QCR Holdings board is comprised of 45% females and minorities	The Board provides oversight of the company's ESG initiatives and strategy	**$1,654,776** in corporate sponsorships and donations in 2020

Environmental
Responsible use of our resources with a focus on sustainability

Social
Commitment to support the communities in which we live and work

Governance
Integrity in our business practices

Our Long-Term Commitment
With numerous programs and activities aligned with the ESG framework, we continue to develop and enhance our long-term plan. We are advancing standard reporting processes and gathering benchmarking data to generate meaningful ESG goals for our company.

QCR Holdings, Inc.
20

STRATEGY


QCRH
965

Our Strategy for Long-Term Success

We've set a simple and focused strategy for our future.
9-6-5 is our plan to continue to grow earnings and drive attractive long-term returns for our shareholders.

9 – Grow loans by 9% per year, funded with core deposits

6 – Grow fee income no less than 6% per year

5 – Improve efficiencies and hold expense growth to no more than 5%

QCR Holdings, Inc.
21

QCR Holdings, Inc. 22 FINANCIAL HIGHLIGHTS

ASSET GROWTH

A Consistent Track Record of Asset Growth

Asset growth has been driven by a combination of organic growth and strategic acquisitions.

Total Consolidated Assets ($B) (1)



CAGR from 2015-2021: 18.5%
$2.2
$2.9
$3.5
$4.4
$4.9
$5.7
$6.1
67.6%
71.9%
73.8%
75.0%
75.2%
74.8%
76.8%
2015
2016
2017
2018
2019
2020
2021
Total Assets
Total Loans & Leases/Total Assets

Asset Distribution by Charter as of 12/31/21 ($B)



Springfield First Community Bank
$0.9
15%
Community State Bank
$1.1
19%
$2.1
34%
Quad City Bank and Trust (2)
$2.0
32%
Cedar Rapids Bank and Trust

Recent Acquisitions (Assets at acquisition date ($ Millions)):

2016: Community State Bank ($582) 2017: Guaranty Bankshares, Ltd. ($260) 2018: Springfield Bancshares, Inc. ($576)

(1) Rockford Bank & Trust assets were removed from this data. (2) Includes $266.6 million of the assets of m2 Equipment Finance, as this entity is wholly-owned by and consolidated with Quad City Bank and Trust.

QCR HOLDINGS, INC.

23

2 4 $0.5 $0.7 $1.0 $1.3 $1.5 $1.7 $1.6 $0.6 $0.9 $1.1 $1 . 6 $1 . 8 $2 . 1 $2 . 6 $0 . 2 $0.2 $0.2 $0 . 1 $0 . 1 $0 . 1 $0 . 1 $0 . 1 $0 . 2 $0 . 2 $0 . 2 $0 . 2 $0 . 3 $0 . 1 $0.1 $0.2 $0 . 1 $0 . 1 $0 . 1 $0 . 1 $1. 5 $2. 1 $2. 6 $3. 3 $3. 7 $4. 3 $4. 7 $0.1 2015 2021 2016 C o m m e rci al & I n d u s t ri al 2017 C o m m e rci a l RE 2018 D ir e c t F i n . L e a s es 2019 R e s i d e n t i a l R E 2020 C o nsu m e r & O t h er L o a n G r o w t h D r i v e n b y C o mm e r c ia l L e n d i ng Commercial Loans (1) Represent Approximately 91% of the Loan Portfolio ($B) a s o f 12 /3 1 /2 1 (1) Includes Commercial & Industrial, Commercial RE and Direct Financing Lease. Loan composition excludes deferred loan/lease origination costs, net of fees. Rockford Bank & Trust is excluded from this data. L O AN G R O W TH

2 5 34% 31% 25% 20% 20% 25% 26% 48% 52% 60% 57% 62% 65% 65% 15% 15% 13% 16% 16% 10% 9% 2% 2% 7% 2% $1.6 3% $2 . 4 $2 . 9 $3 . 5 $3 . 9 $4 . 6 $4 . 9 2015 2018 2019 2020 2021 2016 2017 N o n i n t e r e s t - b e a r i n g D e p o s i t s I n t e r es t - b e a r i n g D e p o s i t s T i me D e p o s i t s Br ok e r e d D e p o s i t s Deposit Growth Driven by Core Deposits Core Deposits (1) Represent Virtually All of Total Deposits ($B) as of 12/31/21 (1) Core deposits are defined as total deposits less brokered deposits. Rockford Bank & Trust deposits excluded from this data. DE P O S I T G R O W TH

2 6 C A P I T AL P O S I T I ON S t r o n g C a p i t a l P o s i t i on 8.56% 8.14% 8.01% 8.13% 9.25% 9.05% 9.87% 13.91% 11.56% 11.15% 12.50% 13.33% 14.95% 14.92% 4.00% 6.00% 8.00% 10 . 00% 12 . 00% 14 . 00% 16 . 00% 2015 2016 2017 2019 2020 2021 T C E / TA 2018 R B C R a t io *TCE/TA and TRBC ratios exclude PPP loans; TRBC ratio at 12/31/21 is an estimate. Q C R H i s w e ll - p o s i t i o n e d f o r l o n g - t e r m su cc e ss: • Si g n i f i c a n t l y i m p r o v e d c a p i t a l p o s i t i o n • Sale of Rockford Bank & Trust in 2019 strengthened TCE • Sub - debt raises in Feb. 2019 and Sept. 2020 bolstered total risk - based capital • Lowest dividend payout ratio in peer group retains capital for strong organic and M&A growth T a n g i b l e C o m m o n E q u i t y & R B C R a t i o s *

2 7 A SS E T Q U A L I T Y 100. 0% 100% Nonaccrual L o a n s / L e a se s 0% - O t h e r R e a l E s t a te O w n e d & R e p o ss e ss e d Assets A ss e t Q ua l i t y $2 . 8 m i ll i o n Classified Loans ($MM) & NPAs / Assets Nonperforming Assets Composition as of 12/31/21 $28 . 0 $49 . 0 $43 . 7 $28 . 6 $33 . 6 $53 . 2 0 . 74% 0 . 82% 0 . 81% 0 . 56% 0 . 27% 0 . 25% 0 . 05% 1 2 3 4 5 6 7 C la s s i f i e d L o a n s N P A s / A sse t s ( % ) Focused on maintaining excellent asset quality and resolving problem assets, resulting in: • B e tte r t h a n p ee r h i s t o r i c a l l o ss r a te s • Conservative allowance for credit losses • Strategy to aggressively manage problem credits $66 . 1 2015 201 6 201 7 201 8 2019 20 2 0 2021 0% - A cc r u i n g L o a n s / L e a s e s p a s t d u e 9 0 d a y s o r m ore

223% 145% 404% 605% 193% 180% 184% 183% 215% 214% 194% 347% 724% 2 0 15 2 0 16 2 0 17 2 0 20 2 0 21 2 0 18 QCRH 2019 P r o x y P e e r s 1 . 45% 1 . 28% 1 . 16% 0 . 98% 1 . 98% 1 . 68% 1 . 20% 1 . 08% 1 . 07% 1.04% 1 . 03% 0 . 95% 1 . 53% 1 . 46% 2 0 15 2 0 16 2 0 20 2 0 21 2017 Q C R H 2 0 18 2 0 19 P r o x y P e e r s (1) Proxy peer group is identified in the QCRH Proxy Statement, filed on 4/8/21. Peer metrics reflect the average of the peer group. 2021 peer average reflects companies that have reported results as of 1/26/22. Strong Credit Culture Supported by High Levels of Reserves $0 . 7 $ 10 . 1 $8 . 1 $ 11 . 6 A mou n t o f r em a i n i n g l o a n d i s c o u n t ( $ MM ) : $3 . 1 $7 . 7 A C L - L o a n s / T o t a l L o a n s ( % ) (1) A C L - L o a n s / T o t a l N PL s ( % ) (1) R E S E R V E S Q C R H a d o p t e d C E C L o n J a nu ar y 1 , 2021 . $1 . 5 2852% 2 8

REVENUE

Strong Revenue Growth and Attractive Mix

Predictable and diversified fee income streams complement net interest income.

$ in millions



CAGR from 2015-2021: 21.4%
$87
25%
75%
$110
25%
75%
$130
21%
79%
$167
23%
77%
$234
34%
66%
$281
41%
59%
$279
36%
64%
2015
2016
2017
2018
2019
2020
2021
Net Interest Income
Noninterest Income (1)

Key Components of Fee Income:

- Capital markets revenue from SFG swap fee income
- Wealth Management ($5.4 billion in assets under management and administration as of 12/31/21)

(1) All data excludes Rockford Bank & Trust and 2019 excludes $12.3 million gain on sale from the RB&T transaction.

QCR Holdings, Inc.

29

RETURNS

Consistent Improvement in Shareholder Returns



Adjusted Net Income
CAGR from 2015-2021: 29.7%
Adj. Net Income
$ in millions
Adj. EPS
$21
$1.99
$29
$2.31
$36
$2.66
$46
$3.08
$59
$3.66
$63
$3.96
$100
$6.27
2015
2016
2017
2018
2019
2020
2021

Return on Average Assets



0.82%
1.03%
1.03%
1.06%
1.15%
1.08%
1.68%
2015
2016
2017
2018
2019
2020
2021

Efficiency Ratio (%)



72.8%
64.9%
66.5%
64.8%
66.2%
54.1%
55.2%
2015
2016
2017
2018
2019
2020
2021

QCR HOLDINGS, INC.

30

QCR Holdings, Inc. 31 APPENDIX

MARKET SHARE

QUAD CITY BANK & TRUST

QUAD CITY BANK & TRUST

John H. Anderson, CEO
Laura "Divot" Ekizian, President

Assets: $2.1 Billion[1] (as of 12/31/21)

Population: 382,268

Market Deposits: $10.4 Billion

Deposit Market Share

	Institution Name	Offices in MSA	Deposits* ($ in millions)	Market Share
1.	**QCR Holdings, Inc.**	**5**	**1,811**	**17.35**
2.	Wells Fargo & Co.	10	1,369	13.12
3.	Blackhawk Bancorp. Inc.	18	1,240	11.88
4.	U.S. Bancorp	8	1,237	11.85
5	First Midwest Bancorp Inc.	4	512	4.91
6.	Orion Bancorp. Inc.	8	501	4.80
7.	Triumph Bancorp Inc.	10	451	4.32
8.	AmBank Holdings Inc.	7	371	3.56
9	Central Banc Inc.	3	277	2.66
10.	Prophetstown Banking Co.	1	251	2.40

CEDAR RAPIDS BANK & TRUST

CEDAR RAPIDS BANK & TRUST

Larry J. Helling, CEO
James Klein, President

Assets: $1.9 Million (as of 12/31/21)

Population: 273,032

Market Deposits: $8.0 Billion

Deposit Market Share

	Institution Name	Offices in MSA	Deposits* ($ in millions)	Market Share
1.	**QCR Holdings, Inc.**	**5**	**1,222**	**15.36**
2.	U.S. Bancorp	6	1,118	14.05
3.	Neighbor Insurance Agency Inc.	9	912	11.46
4.	Wells Fargo & Co.	6	841	10.57
5.	Hills Bancorp.	7	764	9.60
6.	BTC Financial Corp.	3	346	4.34
7.	Dunn Investment Co.	4	270	3.39
8.	Ohnward Bancshares Inc.	4	200	2.51
9.	Country Bancorp.	5	183	2.30
10.	Vanderbilt Holding Co. Inc.	1	181	2.28

(1) Includes $241.5 million of the assets of m2 Equipment Finance, as this entity is wholly-owned and consolidated with the bank.
Source: FDIC deposit market share data as provided by S&P Global. Deposit and branch data is as of 6/30/21.
* Dollars in millions.

32

MARKET SHARE

COMMUNITY BANK & TRUST

COMMUNITY BANK & TRUST
A Division of Cedar Rapids Bank & Trust

Stacey J. Bentley, President & CEO

Assets: $83 Million (as of 12/31/21)

Population: 168,461 Waterloo/Cedar Falls MSA

Market Deposits: $4.6 Billion

Deposit Market Share (Black Hawk County)

	Institution Name	Offices in MSA	Deposits* ($ in millions)	Market Share
1.	FSB Financial Services Inc.	5	894	31.29
2.	U.S. Bancorp	5	455	15.93
3.	Wells Fargo & Co.	3	281	9.85
4.	Lincoln Bancorp	4	219	7.65
5.	Regions Financial Corp.	3	217	7.63
6.	Fidelity Ban Corp.	3	181	6.33
7.	**QCR Holdings, Inc.**	**3**	**173**	**6.07**
8.	First of Waverly Corp.	1	104	3.65
9.	MidWestOne Financial Group Inc.	2	101	3.55
10.	Evans Bancshares Inc.	2	86	3.00

COMMUNITY STATE BANK

csb
community state bank

Kurt A. Gibson, President & CEO

Assets: $1.2 Billion (as of 12/31/21)

Population: 699,292 Des Moines/West Des Moines MSA

Market Deposits: $26.8 Billion

Deposit Market Share

	Institution Name	Offices in MSA	Deposits* ($ in millions)	Market Share
1.	Wells Fargo & Co.	18	4,014	14.96
2.	BTC Financial Corp.	19	3,641	13.57
3.	West Bancorporation, Inc.	7	2,190	8.17
4.	U.S. Bancorp	13	1,560	5.81
5.	Great Western Bancorp Inc.	11	1,364	5.08
6.	Bank of America Corp.	3	1,343	5.01
7.	**QCR Holdings, Inc.**	**9**	**938**	**3.50**
8.	BNP Paribas SA	11	662	2.47
9.	Albrecht Financial Services Inc.	6	447	1.66
10.	Bank Iowa Corp.	6	413	1.54

Source: FDIC deposit market share data as provided by S&P Global
Deposit and branch data is as of 6/30/21

*Dollars in millions.

33

SFC BANK Monte C. McNew, President & CEO Assets: $883 Million (as of 12/31/21) Population: 475,220 Springfield, MO - MSA Market Deposits: $14.6 Billion Source: FDIC deposit market share data as provided by S&P Global. Deposit and branch data is as of 6/30/21. * Dollar s in m illions. Institution Name Offices in MSA Deposits* ($ in millions) M a r ket Share 1. G r e a t S o u t h e r n B a n cor p I n c . 20 1,969 13.48 2. C o mm e rc e B a n c s h a r es I n c . 10 1,612 11.04 3. Central Banco. Inc. 23 1,573 10.77 4. O a k S t a r B a n c s h a r es I n c . 7 1,037 7.10 5. Gu a r a n t y Fe d e r a l B a n c s h a r es I n c . 10 793 5.43 6. Bank of America Corp. 4 744 5.09 7. Q C R H o l d i n gs , I n c . 1 609 4.17 8. Reliable Community Bancshares Inc. 8 573 3.92 9. U.S. Bancorp 8 535 3.67 10. JamesMark Bancshares Inc. 5 495 3.39 MARKET SHARE Deposit Market Share 34

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